A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2022, the Board of Directors (the “Board”) of Generation Income Properties, Inc. (the “Company”) appointed Allison Davies as the Chief Financial Officer and Treasurer of the Company effective as of February 28, 2022 (the “Effective Date”). In this capacity, Ms. Davies will serve as the Company’s Principal Financial and Accounting Officer. Ms. Davies will also serve as the Chief Financial Officer and Treasurer for the Company’s operating partnership, Generation Income Properties, L.P., and the Company’s other subsidiaries (together with the Company, the “Company Group”). As Ms. Davies will assume the responsibilities previously undertaken by Richard Russell in his current role as the Company’s Chief Financial Officer, Mr. Russell’s service as the Company’s Chief Financial Officer will cease as of the Effective Date.

Davies Employment Agreement

Ms. Davies, age 41, served as Director of Real Estate Accounting of Regency Centers Corporation (“Regency”) from September 2013 until joining the Company.  Regency (NASDAQ: REG) is a real estate investment trust (“REIT”) that acquires, develops, owns, manages, and leases shopping centers. From June 2010 to August 2013, Ms. Davies served as Senior Manager of Regency. From June 2007 to May 2010, Ms. Davies served as a Manager of Regency. During her time at Regency as Director of Real Estate Accounting, Ms. Davies led a team of approximately 65 employees and worked closely with the capital markets, underwriting, and acquisitions/dispositions teams.  Prior to Regency, Ms. Davies was with KPMG in their audit group. Ms. Davies is a graduate of the University of Tennessee with Bachelor’s degree Business Administration and a Masters in Accountancy.

There are no family relationships between Ms. Davies and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer.  There is no arrangement or understanding between Ms. Davies and any other person pursuant to which Ms. Davies was selected as an officer of the Company.  There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Ms. Davies was or is a participant.

In connection with Ms. Davies’ appointment, on January 24, 2022, the Company and Ms. Davies entered into an Employment Agreement (the “Davies Employment Agreement”), pursuant to which Ms. Davies’ employment with the Company (and her term as Chief Financial Officer and Treasurer of the Company) will begin on the Effective Date. The Davies Employment Agreement provides for at-will employment and is terminable at any time by either party with or without cause, and her employment will be for a term beginning on the Effective Date until terminated by either party.  Pursuant to the Davies Employment Agreement, Ms. Davies will be entitled to an initial annual salary of $220,000.  Ms. Davies will also be eligible for a performance bonus as adopted by the Board from time to time with a target bonus equal to 30% of her salary, and she is also eligible to receive such medical, health, vacation, and other benefits as are provided by the Company Group, in its discretion, from time to time to its employees generally, provided that the Company Group will pay 100% of the premium cost of such benefits. Ms. Davies will also be eligible to participate in any 401(k) plan that the Company Group may adopt in the future with a matching contribution of up to 3%.

Pursuant to the Davies Employment Agreement, beginning on the first anniversary of her employment, Ms. Davies will be eligible for a grant of shares of restricted stock of the Company with a grant date value of between 25% and 50% (as will be determined by the Company) of her salary then in effect, Such restricted shares shall vest in one-third increments on each of the first three anniversaries of the grant date of the restricted shares, subject to acceleration upon a change of control, and otherwise be granted upon the standard terms and conditions, including vesting terms, as employee restricted share awards generally.

Under the Davies Employment Agreement, Ms. Davies is subject to non-competition and non-solicitation covenants that expire six months and one year, respectively, following termination of employment and to customary confidentiality obligations.  In the event that the Company terminates Ms. Davies’ employment without cause or Ms. Davies resigns for “good reason” (generally defined as a material diminution of her job duties), Ms. Davies will be entitled to receive severance compensation of twelve months’ base salary and payment of COBRA premiums, as well as certain accrued bonus payments, provided that Ms. Davies executes a general release of claims in favor of the Company.

The foregoing does not purport to be a complete description of the Davies Employment Agreement and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

 Item 7.01. Regulation FD Disclosure.

The Company issued a press release on January 25, 2022 announcing that Ms. Davies will join the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act except as set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated January 24, 2022 (with term effective as of February 28, 2022), between Generation Income Properties, Inc. and Allison Davies.
99.1	Press Release, dated January 25, 2022.

EX-104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: January 27, 2022	By:	/s/ David Sobelman
David Sobelman
Chief Executive Officer